                                                                   EXHIBIT 10.22


                          FIRST AMENDMENT TO RESTATED
                         CREDIT AND SECURITY AGREEMENT
                         -----------------------------


     THIS FIRST AMENDMENT TO RESTATED CREDIT AND SECURITY AGREEMENT (the "First Amendment") by and between EDUCATIONAL DEVELOPMENT CORPORATION, as borrower (the "Company"), and STATE BANK & TRUST, N.A., Tulsa, Oklahoma, as lender (the "Bank"), is entered into effective as of the 30th day of June, 1997.

     WITNESSETH:

     WHEREAS, pursuant to the Restated Credit and Security Agreement dated as of June 10, 1996 (the "Restated Credit Agreement"), the Bank extended a Nine Million Dollar ($9,000,000) revolving line of credit (the "Revolving Credit Loan") to the Company upon the terms and conditions therein set forth, the Revolving Credit Loan being secured by the Collateral defined and described in
Section 7.1 of the Restated Credit Agreement and in the Security Agreement more particularly described and defined therein;

     WHEREAS, the Company has requested the Bank to extend and renew the revolving credit facility for one (1) year to June 30, 1998 in the reduced maximum principal amount of $3,500,000; and

     WHEREAS, subject to the terms, provisions and conditions hereinafter set forth, the Bank is willing to so extend, amend and modify the Revolving Credit Loan facility established pursuant to the Restated Credit Agreement in the reduced maximum principal amount of $3,500,000.

     NOW, THEREFORE, for good and valuable consideration and for the extension and amendment of the Restated Credit Agreement, the Company and the Bank hereby agree as follows:

     1. The maturity date of the Revolving Credit Loan shall be extended from June 30, 1997 to June 30, 1998 and Revolving Credit Loan advances shall be evidenced by that certain replacement Revolving Credit Note of even date herewith in the original principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000) payable to the order of the Bank and bearing interest at a variable annual rate equal from day to day to Prime Rate (as therein defined).
A true and correct copy of the replacement Revolving Credit Note is annexed hereto as Exhibit A and made a part hereof (the "Replacement Note"). The maximum Borrowing Base as described in Sections 2.1 and 2.4(ii) of the Restated Credit Agreement is modified by deleting the dollar amount "$9,000,000" and inserting in lieu thereof the dollar amount of "$3,500,000."

     2. The Loan Request, Certification and Confirmatory Security Agreement annexed hereto as Exhibit B hereto shall be used in lieu of such form referred to in Section 2.3 of the Restated Credit Agreement.

     3. The remaining terms, provisions and conditions set forth in the Restated Credit Agreement shall remain in full force and effect. The Company restates, confirms and ratifies the warranties, covenants and representations set forth therein and further represents to the Bank that no default or event of default exists under the Restated Credit Agreement as of the date hereof. The Company further confirms, continues, grants and regrants to and in favor of the Bank, as secured party, a continuous and continuing first and prior security interest in all of the items and types of Collateral more particularly described in Section 7.1 of the Restated Credit Agreement and in Section 2 of the Restated Security Agreement and Assignment described therein.

     4. The Company agrees to pay the Bank's legal fees incurred in connection with the negotiation, preparation and closing of this First Amendment.

     IN WITNESS WHEREOF, this First Amendment is executed and delivered to the Bank by the undersigned duly authorized corporate officer of the Company, which officer has full power and authority to do so on behalf and in the name of the Company by virtue of all necessary corporate action of the Board of Directors of the Company, effective as of the 30th day of June, 1997.

                              EDUCATIONAL DEVELOPMENT CORPORATION
ATTEST:


By /s/ W. CURTIS FOSSETT      By   /s/ RANDALL WHITE
  -----------------------       ----------------------------------
        Secretary                  Randall White, President
[SEAL]
                                           "Company"


                              STATE BANK & TRUST, N.A.



                              By    /s/ DENNIS COLVARD
                                ----------------------------------
                                    Dennis Colvard, Vice President

                                             "Bank"

                                   EXHIBIT A
                                   ---------

                             REVOLVING CREDIT NOTE
                             ---------------------

$3,500,000                                                      Tulsa, Oklahoma
                                                                  June 30, 1997

     FOR VALUE RECEIVED, the undersigned (the "Maker") promises to pay to the order of STATE BANK & TRUST, N.A. (the "Payee"), at the Payee's main banking office in Tulsa, Oklahoma, the principal sum of THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($3,500,000), or so much thereof as shall have been advanced by Payee to Maker and remains unpaid, on June 30, 1998, together with interest thereon from the date funds are initially advanced hereon on the unpaid balances of principal from time to time outstanding, at the variable annual rate of interest hereinafter specified, which interest is payable in monthly installments due and payable on the last day of each calendar month, commencing July 31, 1997, and at final maturity on June 30, 1998.

     The rate of interest payable upon the indebtedness evidenced by this note shall be a variable annual rate of interest equal from day to day to Prime Rate of interest, as hereinafter defined. Prime Rate of interest shall be effective with respect to this note as of the date upon which any change in such rate of interest shall occur. Interest shall be computed on the basis of a year of 360 days but assessed only for the actual number of days elapsed.

     For the purposes of this note Prime Rate shall mean, as of the date upon which such rate of interest is to be determined, the prime rate of interest published in the Money Rates column of the Wall Street Journal (Southwest Edition) or a similar rate as determined by Payee if such rate ceases to be published.

     All parties (maker, endorsers, sureties, guarantors and all others now or hereafter liable for payment of the indebtedness evidenced by this note) waive presentment and diligence in collection and agree that without notice to, and without discharging the liability of any party, this note may be extended or renewed from time to time and for any term or terms by agreement between the holder of this note and any of such parties and all parties shall remain liable on each such extension or renewal.

     If the principal or any installment of interest due upon this note is not paid as and when the same becomes due and payable (whether by extension, acceleration or otherwise), or any party now or hereafter liable (directly or indirectly) for payment of this note makes an assignment for benefit of creditors, becomes insolvent, has an order for relief under the United States Bankruptcy Code, as amended, entered against it, or any receiver, trustee, custodian or like officer is appointed to take custody, possession or control of any property of any such party, the holder hereof may, without notice, declare all of the unpaid balance hereof to be immediately due and payable. Such right of acceleration is cumulative and in addition to any other right or rights of acceleration under the Restated Credit and Security Agreement between the Maker and the Payee dated as of June 10, 1996, as amended by the First Amendment to Restated Credit and Security Agreement dated as of even date herewith (collectively the "Credit Agreement") and any other writing now or hereafter evidencing or securing payment of any of the indebtedness evidenced hereby. After maturity, whether by acceleration, extension or otherwise, this note shall bear interest at a variable annual rate equal to Prime Rate plus four and one-half percentage points (4.5%). Maker and all other parties liable hereon shall pay all reasonable attorney fees and all court costs and other costs and expenses of collection incurred by the holder hereof.

     This is the Revolving Credit Note defined in the Credit Agreement and constitutes an extension and renewal of that certain $9,000,000 Revolving Credit Note dated June 10, 1996. Reference is made to the Credit Agreement and to the Security Agreement and Assignment dated

Revolving Credit Note
Page Two


as of June 10, 1996 for the provisions with respect to acceleration, description of collateral securing payment of the indebtedness evidenced hereby, rights and remedies in respect thereof and other matters. This note is executed and delivered to the order of the Payee in Tulsa, Oklahoma, by the undersigned duly authorized corporate officer of the Maker pursuant to all necessary corporate action and shall be governed by and construed in accordance with the laws of the State of Oklahoma.

                                 EDUCATIONAL DEVELOPMENT
                                 CORPORATION


                                 By /s/ RANDALL WHITE
                                    ----------------------------
                                    Randall White, President

                                             "Maker"


Due: June 30, 1998

                                   EXHIBIT B
                                   ---------

                        LOAN REQUEST, CERTIFICATION AND
                        CONFIRMATORY SECURITY AGREEMENT
                        -------------------------------

                                                       ________________, 19___
STATE BANK & TRUST, N.A.
4500 South Garnett
Tulsa, Oklahoma 74146

Gentlemen:

        Pursuant to the provisions of the Restated Credit and Security Agreement dated as of June 10, 1996, as amended and extended from time to time (the "Credit Agreement"), the undersigned "Company" hereby (i) confirms and ratifies your continuing first and prior security interest in and to all of its present and future accounts, contract rights, general intangibles, inventory, instruments, documents and chattel paper (including proceeds and products thereof) described or referred to in the Credit Agreement; (ii) applies to you for a loan in the amount shown hereinbelow; (iii) certifies that no Event of Default or Default under the Credit Agreement has occurred and is continuing as of the date hereof or exists or would continue to exist but for the lapse of time or notice, or both; (iv) represents and warrants to you that the representations, covenants and warranties set forth or referred to in the Credit Agreement are true and correct on and as of this date and that Company has been in strict and continuing compliance with the borrowing base provisions of the Credit Agreement since the date of the last Loan Request submitted to you; (v) certifies to you the accuracy of the following information concerning the Borrowing Base of the Company; (vi) and further certifies to you the accuracy and completeness of the financial reports and Monthly Reports annexed hereto as required by Sections 4.4 and 4.5 of the Credit Agreement:

   1.  Total Company Accounts per last certificate     $______________
   2.  Plus:  New Invoices generated by Companies      $______________
   3.  Less:  Collections and Credit Memos             $______________
   4.  Total Company Accounts as of _______________               $_____________
   5.  Less:
       (a)    Invoices over 90 days past due           $______________
       (b)    COD Invoices                             $______________
       (c)    Contra Accounts                          $______________
       (d)    Freight Invoices/Late Charges            $______________
       (e)    Foreign Accounts                         $______________
       (f)    Due From Affiliates/Officers, Employees  $______________
       (g)    Other Ineligibles                        $______________
            (Specify)  ______________________________
       (h)    Total Ineligibles (Sum of a thru g)                 $_____________
   6.  Eligible Accounts (Line 4 less Line 5 h)                   $_____________
   7.  Account Borrowing Base (Line 6 x .65)                      $_____________
   8.  Total Eligible Inventories                                 $_____________
   9.  Inventory Borrowing Base (Line 8 x .35)                    $_____________
   10. Borrowing Base (Line 7 plus Line 9)             $______________
   11. Revolving Loan Balance                                     $_____________
   12. Plus:  Advance requested                                   $_____________
            OR
   13. Less:  Additional Payment                                  $_____________
   14. New Aggregate Revolving Credit Loan Balance

     (Line 11 plus Line 12 or less Line 13,
     but not to exceed the lesser of Line 10                      $_____________
                           ------
     or $3,500,000 per (S) 2.4 of the Credit Agreement)

                                         EDUCATIONAL DEVELOPMENT
                                         CORPORATION

                                         By
                                            ___________________________________
                                                                        (Title)
                                                        "Company"

                              REVOLVING CREDIT NOTE
                              ---------------------
$3,500,000                                                      Tulsa, Oklahoma
                                                                  June 30, 1997

     FOR VALUE RECEIVED, the undersigned (the "Maker") promises to pay to the order of STATE BANK & TRUST, N.A. (the "Payee"), at the Payee's main banking office in Tulsa, Oklahoma, the principal sum of THREE MILLION FIVE HUNDRED THOUSAND AND NO/l00 DOLLARS ($3,500,000), or so much thereof as shall have been advanced by Payee to Maker and remains unpaid, on June 30, 1998, together with interest thereon from the date funds are initially advanced hereon on the unpaid balances of principal from time to time outstanding, at the variable annual rate of interest hereinafter specified, which interest is payable in monthly installments due and payable on the last day of each calendar month, commencing July 31, 1997, and at final maturity on June 30, 1998.

     The rate of interest payable upon the indebtedness evidenced by this note shall be a variable annual rate of interest equal from day to day to Prime Rate of interest, as hereinafter defined. Prime Rate of interest shall be effective with respect to this note as of the date upon which any change in such rate of interest shall occur. Interest shall be computed on the basis of a year of 360 days but assessed only for the actual number of days elapsed.

     For the purposes of this note Prime Rate shall mean, as of the date upon which such rate of interest is to be determined, the prime rate of interest published in the Money Rates column of the Wall Street Journal (Southwest Edition) or a similar rate as determined by Payee if such rate ceases to be published.

     All parties (maker, endorsers, sureties, guarantors and all others now or hereafter liable for payment of the indebtedness evidenced by this note) waive presentment and diligence in collection and agree that without notice to, and without discharging the liability of any party, this note may be extended or renewed from time to time and for any term or terms by agreement between the holder of this note and any of such parties and all parties shall remain liable on each such extension or renewal.

     If the principal or any installment of interest due upon this note is not paid as and when the same becomes due and payable (whether by extension, acceleration or otherwise), or any party now or hereafter liable (directly or indirectly) for payment of this note makes an assignment for benefit of creditors, becomes insolvent, has an order for relief under the United States Bankruptcy Code, as amended, entered against it, or any receiver, trustee, custodian or like officer is appointed to take custody, possession or control of any property of any such party, the holder hereof may, without notice, declare all of the unpaid balance hereof to be immediately due and payable. Such right of acceleration is cumulative and in addition to any other right or rights of acceleration under the Restated Credit and Security Agreement between the Maker and the Payee dated as of June 10, 1996, as amended by the First Amendment to Restated Credit and Security Agreement dated as of even date herewith (collectively the "Credit Agreement") and any other writing now or hereafter evidencing or securing payment of any of the indebtedness evidenced hereby. After maturity, whether by acceleration, extension or otherwise, this note shall bear interest at a variable annual rate equal to Prime Rate plus four and one-half percentage points (4.5%). Maker and all other parties liable hereon shall pay all reasonable attorney fees and all court costs and other costs and expenses of collection incurred by the holder hereof.

     This is the Revolving Credit Note defined in the Credit Agreement and constitutes an extension and renewal of that certain $9,000,000 Revolving Credit Note dated June 10, 1996. Reference is made to the Credit Agreement and to the Security Agreement and Assignment dated

Revolving Credit Note
Page Two



as of June 10, 1996 for the provisions with respect to acceleration, description of collateral securing payment of the indebtedness evidenced hereby, rights and remedies in respect thereof and other matters. This note is executed and delivered to the order of the Payee in Tulsa, Oklahoma, by the undersigned duly authorized corporate officer of the Maker pursuant to all necessary corporate action and shall be governed by and construed in accordance with the laws of the State of Oklahoma.

                                              EDUCATIONAL DEVELOPMENT
                                              CORPORATION


                                              By /s/ RANDALL WHITE
                                                 ------------------------------
                                                 Randall White, President

                                                          "Maker"



Due:    June 30, 1998

                       EDUCATIONAL DEVELOPMENT CORPORATION

                                   CERTIFICATE
                                   -----------

     THE UNDERSIGNED do hereby certify that we are, respectively, the duly elected and acting President and Secretary of EDUCATIONAL DEVELOPMENT CORPORATION, a Delaware corporation (the "Corporation"), and as such are authorized to execute and deliver this Certificate on behalf of the Corporation, and we further certify as follows:

     1. The Articles of Incorporation of the Corporation, as in effect on the date hereof, have not been amended or modified since June 10, 1996, and remain in full force and effect to and including the date hereof.

     2. The By-Laws of the Corporation, in effect on the date hereof, have not been amended or modified since June 10, 1996, and remain in full force and effect to and including the date hereof.

     3. Attached hereto as Exhibit A is a true and correct copy of the Resolutions duly and regularly adopted by the Board of Directors of the Corporation which Resolutions have not been revoked, modified, amended or rescinded and remain in full force and effect to and including the date hereof.

     4. The individuals named below are duly elected, qualified and acting officers of the Corporation (to and including the date hereof), holding the respective offices or positions shown below opposite their names, and the signatures shown below opposite their names and offices are their genuine signatures:


     NAME               OFFICE                              SIGNATURE
     ----               ------                              ---------

Randall White          President                       /s/ RANDALL WHTE
                                                       --------------------

Curtis Fossett         Secretary/Controller            /s/ CURTIS FOSSETT
                                                       --------------------

     5. No Event of Default or Default as specified in Article VIII of the Restated Credit and Security Agreement dated as of June 10, 1996, as amended and extended by that certain First Amendment to Restated Credit and Security Agreement dated as of June 30, 1997 (collectively the "Credit Agreement") between the Corporation and State Bank & Trust, N.A. (the "Bank") exists as of the date hereof.

     6. The representations, covenants and warranties set forth in the Credit Agreement are true and correct as of the date hereof.

     7. The Corporation has performed and complied with all agreements and conditions required to be performed and complied with by it under or pursuant to the Credit Agreement on or prior to the date hereof.

     IN WITNESS WHEREOF, we have hereunto set our hands and the seal of the Corporation on this 30th day of June, 1997.


                                            /s/ RANDALL WHITE
                                            ---------------------------------
                                            Randall White, President
                                            EDUCATIONAL DEVELOPMENT
                                            CORPORATION

                                            /s/ CURTIS FOSSETT
                                            ---------------------------------
                                            Curtis Fossett, Secretary
                                            EDUCATIONAL DEVELOPMENT
                                            CORPORATION

[SEAL]

                                    EXHIBIT A
                                    ---------

                      RESOLUTIONS OF THE BOARD OF DIRECTORS
                     OF EDUCATIONAL DEVELOPMENT CORPORATION

     FURTHER RESOLVED, that the Corporation be, and it is hereby authorized and empowered to extend and renew in the reduced maximum principal amount of Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000) its existing revolving line of credit with State Bank & Trust, N.A., Tulsa, Oklahoma (the "Bank") upon the terms and conditions of the First Amendment to Restated Credit and Security Agreement dated as of June 30, 1997 (the "First Amendment"), which such borrowings will be evidenced by the $3,500,000 Revolving Credit Note described and defined in the First Amendment from the Corporation and payable to the order of the Bank (the "Revolving Credit Note" annexed as Exhibit A to the First Amendment), copies of which have been submitted to and reviewed by this Board of Directors;

     FURTHER RESOLVED, that the form, terms and provisions of the First Amendment, the Revolving Credit Note and all other Loan Documents and exhibits attached to or referenced in the First Amendment, are hereby approved and that the president, any vice president and the secretary of the Corporation be and each of them hereby is singly authorized, empowered and directed in the name and on behalf of the Corporation to execute and deliver the First Amendment, the Revolving Credit Note and all other Loan Documents as described therein or in the Restated Credit Agreement, all in substantially the form attached hereto with such changes and insertions therein or additions thereto as the officer executing the same may approve, such approval to be conclusively evidenced by execution and delivery thereof;

     FURTHER RESOLVED, that the president, any vice president and the controller/secretary of the Corporation be, and each of them hereby is singly authorized, directed and empowered for and on behalf and in the name of the Corporation to borrow from the Bank such amount or amounts of money and request loans as may be made available to the Corporation from the Bank pursuant to the First Amendment, as amended, at this time or any other time and to extend or renew any loan or loans or any installment of principal or interest thereof, or any other indebtedness or obligation owing thereunder to the Bank; and

     FURTHER RESOLVED, that the president, any vice president, the controller/secretary and the assistant secretary be, and each of them hereby is, singly authorized, empowered and directed from time to time to execute, attest and deliver, in the name and on behalf of the Corporation and under its seal, any and all security agreements, assignments and financing statements, as well as all loan requests, monthly reports, documents, certificates, instruments, reports, supplemental agreements and papers as each or all of them may deem necessary or advisable in order to grant and perfect any and all security interests in the collateral and security described in the First Amendment, as amended, and to carry out and consummate the purposes and intent of the foregoing resolutions, and each of them, and to fully perform and effectuate the provisions of the First Amendment, the $3,500,000 Revolving Credit Note, First Amendment and any and all other related documents, certificates or instruments.